K A M A N I N V E S T O R P R E S E N TAT I O N

FORWARD LOOKING STATEMENTS This presentation includes “forward looking statements” relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. NON-GAAP FINANCIAL MEASURES Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented at the end of the presentation. CAUTIONARY STATEMENT K A M A N . C O M 2

OVERVIEW SECTION

SECTION 01 | OVERVIEW

| | |
|---|---|
| $ 1.2 B | ENTERPRISE VALUE |
| 3,000+ | EMPLOYEES |
| 53 | CONSECUTIVE YEARS OF DIVIDEND PAYMENTS |
| 50+ | COUNTRIES WITH SALES |

KAMAN.COM 4

K A M A N . C O M S E C T I O N 0 1 | O V E R V I E W OUR VISION To propel our customers forward by imagining and delivering highly engineered solutions 5

SECTION 01 | OVERVIEW

KEY MESSAGES

A FOCUS ON STRATEGIC INITIATIVES TO REDUCE VARIATION IN PERFORMANCE:

- Acquisition of Parker-Hannifin Aircraft Wheel & Brake to grow our engineered products portfolio
- Consolidation of precision products facilities
- Discontinuation of K-MAX and K-MAX TITAN programs
- Right size the total cost structure of the organization
- Utilize the Vermont facility turnaround as a blueprint to improve other Structure segment sites

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SECTION 01 | OVERVIEW

KEY MESSAGES

FUTURE PERFORMANCE INDICATORS:

- Backlog of > $730 M with organic backlog growth in Engineered Products year over year
- Robust sales and order activity in medical, industrial, and commercial, business and general aviation markets
- U.S. Marine Corps Medium Unmanned Logistics Systems – Air (MULS-A) program award for KARGO UAS
- Agreement with PHI Aviation LLC for promotion, sales and support of KARGO UAV and a non-binding MOU for 50 units

KAMAN.COM 7

BUSINESS SEGMENTS & PERFORMANCE SECTION

SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

OUTLOOK & STRATEGY

	ENGINEERED PRODUCTS	PRECISION PRODUCTS	STRUCTURES
OUTLOOK	GROW	TRANSFORM	IMPROVE
MISSION	Grow organically	Pivot to new technologies and markets	Strengthen margin
STRATEGY	Win new business Introduce new products Focus on execution	Develop new products Advance autonomous technologies Launch next generation fuzing systems	Adopt VT operating model across segment Improve quality and on-time delivery Improve mix with higher aftermarket exposure

KAMAN.COM 9

SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

# FULL-YEAR 2022 RESULTS

| | ENGINEERED PRODUCTS | PRECISION PRODUCTS | STRUCTURES |
|---|---|---|---|
| NET SALES | $377 M | $185 M | $126 M |
| OPERATING INCOME (LOSS) | $58 M | $18 M | $(3) M |
| ADJUSTED EBITDA | $91 M | $21 M | $0.5 M |
| ADJUSTED EBITDA MARGIN | 24.2% | 11.5% | 0.4% |

KAMAN.COM 10

SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

ENGINEERED PRODUCTS

Providing a broad range of premier products for diverse end markets

AIRCRAFT WHEEL & BRAKE



PROPRIETARY TECHNOLOGIES

SELF LUBRICATING BEARINGS



KARON® SELF LUBRICATING MACHINABLE LINER

TRADITIONAL AIRFRAME BEARINGS



CUSTOM DESIGN CAPABILITY

FLEXIBLE DRIVE SYSTEMS



PATENTED AND PROPRIETARY TECHNOLOGY

HIGH PRECISION MINIATURE BEARINGS



PROPRIETARY DESIGN, MACHINING & ASSEMBLY

ENGINE AFTERMARKET COMPONENTS



FAA PARTS MANUFACTURING AUTHORIZATION

HIGH PRECISION SEALS, SPRINGS & CONTACTS



PROPRIETARY DESIGN, MACHINING & ASSEMBLY

KAMAN.COM 11

SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

ENGINEERED PRODUCTS

Q1 2023 FINANCIAL RESULTS

NET SALES	OPERATING INCOME	ADJ. EBITDA	ADJ. EBITDA MARGIN
$123M	$19.4M	$30.1M	24.4%

Q1 KEY DRIVERS

- Contribution of sales and margin from Aircraft Wheel & Brake acquisition
- Steady strength in commercial aerospace
- Sequential sales volume increase on springs, seals and contacts

QUARTERLY RESULTS


Adjusted EBITDA
USD, millions
Adjusted EBITDA
Margin
35
30
25
20
15
10
5
-
30%
25%
20%
15%
10%
5%
0%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted EBITDA
Adjusted EBITDA Margin

Execute on strong backlog, continue to expand margins and deliver solid results

KAMAN.COM 12

SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

ENGINEERED PRODUCTS

Aircraft Wheel & Brake

LEADING PORTFOLIO

- Trusted provider of mission critical wheel & brake technology products

ESTABLISHED & PREDICTABLE BUSINESS

- Best-in-class margins and strong cash flow
- Long-standing customer relationships with global reach
- Solutions integrated into 100+ platforms worldwide
- Installed base of ~450,000 aircraft globally serviced
- Scalability for short-term and long-term growth
- Customized proprietary designs protected by intellectual property
- Experienced leadership team

~$70M
2021 Revenue

~40%
2021 EBITDA Margin

80%
Single Sourced Contracts

1
Centralized Location—Avon, OH

75+
Customers

Note: All data including but not limited to Revenue and EBITDA Margin is LTM December 31, 2021 as provided by Parker and has not been audited. See full presentation for acquisition published on May 23, 2022 at www.kaman.com/investors/investor-presentations.

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SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

PRECISION PRODUCTS

Providing unmatched precision, versatility and efficiency

SAFE & ARM DEVICES	
Supporting U.S. & Allied Militaries	
Joint Programmable Fuze	JASSM®
ATacMS®	MK54
AMRAAM®	SLAM-ER
Harpoon	Tomahawk

MEMORY & MEASUREMENT
Supporting Mission & Flight Critical Applications
Ruggedized avionics modules
Advanced sensor technology
Signal Conditioning electronics

DIVERSE AERIAL SYSTEMS
Supporting Heavy & Medium Lift Applications
SH-2G
K-MAX® (aftermarket & training)
KARGO UAV unmanned aerial system







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SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

PRECISION PRODUCTS

Q1 2023 FINANCIAL RESULTS

NET SALES	OPERATING INCOME	ADJ. EBITDA	ADJ. EBITDA MARGIN
$38M	$1.7M	$2.5M	6.5%

Q1 KEY DRIVERS

- Lower sales and gross profit for JPF program
- R&D spend focused on future growth markets

QUARTERLY RESULTS



Adjusted EBITDA
USD, millions
Adjusted EBITDA
Margin
12
9
6
3
-
20%
15%
10%
5%
0%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted EBITDA
Adjusted EBITDA Margin

Pivot to new technologies and markets

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SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

PRECISION PRODUCTS

KARGO UAV – Unmanned Aerial System: Pursuing multiple opportunities with recent success in both Commercial and Defense

DEFENSE

- Down selected for MULS-A by US Marine Corps
- Funding provided for development of prototype
- Period of Performance 2023 – 2024

COMMERCIAL

- Partnered with PHI, leading global helicopter solutions provider
- Intent to purchase 50 units
- Co-develop commercial platform, sales and support model

CAPABILITIES

- Designed for easy transport and deployment
- Self-deploys with no payload up to 523 nautical miles
- Lifting capacity of 800 lbs
- Flight testing of full-scale vehicle – 2023

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SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

STRUCTURES

Providing key structural components across critical end markets

BLACK HAWK COCKPIT



SIKORSKY MULTI-YEAR CONTRACT AWARDED IN DEC 2021

AH-1Z



BELL BLADE SKIN TO CORE STRUCTURAL COMPONENTS

MEDICAL IMAGING TABLES



PARTNERSHIP WITH MIRION TECHNOLOGIES IN JAN 2022

A-10 THUNDERBOLT



BOEING WING ASSEMBLIES CONTRACT THROUGH 2030

COMMERCIAL


A350

ENGINE OEM

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SECTION 02 | BUSINESS SEGMENTS & PERFORMANCE

STRUCTURES

Q1 2023 FINANCIAL RESULTS

NET SALES	OPERATING INCOME	ADJ. EBITDA	ADJ. EBITDA MARGIN
$33M	$(0.2)M	$0.6M	1.7%

Q1 KEY DRIVERS

- Strong Vermont composite's business performance
- Higher sales and margins for composites programs, such as Rolls Royce
- Offset by lower sales and associated gross profit on UH-60 program

QUARTERLY RESULTS


Adjusted EBITDA
USD, millions
Adjusted EBITDA
Margin
1.5
1.0
0.5
-
(0.5)
(1.0)
5%
3%
1%
-1%
-3%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted EBITDA
Adjusted EBITDA Margin

Deploy Vermont facility blueprint to drive improved quality and performance across segment

KAMAN.COM 18

STRATEGIC PRIORITIES SECTION

SECTION 03 | STRATEGIC PRIORITIES

1Q 2023 SALES BY END MARKET


10%
14%
36%
40%
Defense
Commercial, Business & General Aviation
Medical
Industrial & Other

CONSOLIDATED SALES: $ 195M

~77% OEM

~23% Aftermarket

BOEING & AIRBUS SALES


100%
80%
60%
40%
20%
0%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Boeing & Airbus Sales Normalized to 1Q20

KAMAN.COM 20

SECTION 03 | STRATEGIC PRIORITIES

PORTFOLIO TRANSFORMATION

REPOSITIONING KAMAN

FOR HIGHER GROWTH AND PROFITABILITY

STRATEGIC INITIATIVES

- Consolidated Jacksonville facilities
- Ceased production of K-MAX
- Investment in KARGO UAV
- Consolidating JPF production
- Reducing costs across the organization

DIVESTITURES

- Kaman Distribution segment
- Kaman UK operations
- Kaman Mexico structures

ACQUISITIONS

- Bal Seal Engineering
- Investment in Near Earth Autonomy
- Aircraft Wheel and Brake

KAMAN.COM 21

SECTION 03 | STRATEGIC PRIORITIES

FOCUSED ON EXECUTION

GROWTH THROUGH INNOVATION

Accelerate internal investments in our products, facilities and people

DE-LEVERAGING & CAPITAL ALLOCATION

Paydown debt

Maintain a disciplined approach to shareholder returns

OPERATIONAL EXCELLENCE

Drive significantly improved operating and financial performance

Eliminate sources of variation

EBITDA MARGIN	FREE CASH FLOW CONVERSION	RETURN ON INVESTED CAPITAL

KAMAN.COM 22

SECTION 03 | STRATEGIC PRIORITIES

2023 MARKET OUTLOOK

PLATFORM / END MARKETS	2023 vs. 2022	FULL YEAR EXPECTATIONS
Defense	▲	Improved performance in defense offerings and addition of Aircraft Wheel and Brake
Safe and Arm Devices	▼	Lower JPF volume
Commercial, Business & General Aviation	▲	Benefiting from strong order rates, improved performance and addition of Aircraft Wheel and Brake
Medical	▲	Benefiting from strong order rates, improved performance and adoption of new technologies
Industrials	▲	Benefiting from strong order rates, improved performance and expansion into new markets

KAMAN.COM 23

APPENDIX SECTION

For Kaman: Adjusted EBITDA and Adjusted EBITDA Margin - Adjusted EBITDA for the consolidated company results is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company for the periods presented. Adjusted EBITDA for the segments is defined as operating income before depreciation and amortization. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percent of Net sales. Management believes Adjusted EBITDA and Adjusted EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because they provide a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA and Adjusted EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP. Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share - Adjusted earnings from continuing operations and adjusted diluted earnings per share are defined as GAAP “Earnings from continuing operations" and "Diluted earnings per share", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses adjusted earnings from continuing operations and adjusted diluted earnings per share to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. Adjusted Free Cash Flow – Adjusted free cash flow is defined as GAAP “Net cash provided by (used in) operating activities from continuing operations” in a period less “Expenditures for property, plant & equipment” in the same period and any adjustments that are representative of the Company's cash generation or usage in the period. For 2021 we adjusted free cash flow to remove the cash payment made to Bal Seal employees under the retention plan established by the former owners of Bal Seal. Management believes free cash flow from continuing operations and adjusted free cash flow provides an important perspective on our ability to generate cash from our business operations and, as such, that it is an important financial measure for use in evaluating the Company's financial performance. Free cash flow and adjusted free cash flow should not be viewed as representing the residual cash flow available for discretionary expenditures such as dividends to shareholders or acquisitions, as it may exclude certain mandatory expenditures such as repayment of maturing debt and other contractual obligations. Management uses free cash flow and Adjusted free cash flow internally to assess overall liquidity. NON-GAAP RECONCILIATIONS K A M A N . C O M A P P E N D I X For Parker: EBITDA and EBITDA Margin – EBITDA and EBITDA margin for Aircraft Wheel and Brake represent unaudited financial information provided by Parker. EBITDA is defined as earnings before interest, taxes, net depreciation. EBITDA margin is defined as EBITDA as a percent of Net sale. EBITDA and EBITDA Margin are indicative of the operating performance of the Company for the periods presented. Management believes EBITDA and EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of results between because they provide a view of operations that excludes items that management believes are not reflective of operating performance. EBITDA and EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP. 26

NON-GAAP RECONCILIATIONS 27K A M A N . C O M A P P E N D I X

NON-GAAP RECONCILIATIONS 28K A M A N . C O M A P P E N D I X

NON-GAAP RECONCILIATIONS 29K A M A N . C O M A P P E N D I X

NON-GAAP RECONCILIATIONS 30K A M A N . C O M A P P E N D I X

NON-GAAP RECONCILIATIONS 31K A M A N . C O M A P P E N D I X

NON-GAAP RECONCILIATIONS 32K A M A N . C O M A P P E N D I X